Financial Instruments and Fair Value Measurements	6 Months Ended
Jun. 30, 2015
Financial Instruments and Fair Value Measurements [Abstract]
Financial Instruments and Fair Value Measurements
9. Financial Instruments and Fair Value Measurements:
ASC 815, "Derivatives and Hedging" requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position. Effective January 1, 2011, the Company removed the designation of the cash flow hedges and discontinued hedge accounting for the associated interest rate swaps.
The Company recognizes all derivative instruments as either assets or liabilities at fair value on its consolidated balance sheets.
Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in the accompanying unaudited interim condensed consolidated statement of operations.
The Company enters into interest rate swap transactions to manage interest costs and risk associated with changing interest rates with respect to its variable interest rate loans and credit facilities. The Company also enters from time to time into foreign currency forward contracts in order to manage risks associated with fluctuations in foreign currencies. All of the Company's derivative transactions are entered into for risk management purposes.
As of June 30, 2015, the Company had outstanding seven interest rate swap agreements, of $1.7 billion notional amount, maturing from April 2016 through November 2017.
Tabular disclosure of financial instruments is as follows:
Fair Values of Derivative Instruments in the Balance Sheet:
Derivatives not designated as Hedging Instruments	Balance Sheet Location	December 31, 2014 Fair value	June 30, 2015 Fair value
Interest rate swaps	Financial Instruments non-current assets	$10,101	$4,660
Interest rate swaps	Financial Instruments current liabilities	(17,881)	(15,284)
Interest rate swaps	Financial Instruments non-current liabilities	(8,617)	(5,284)
Total derivatives		$(16,397)	$(15,908)

During the six-month periods ended June 30, 2014 and 2015, the losses transferred from accumulated other comprehensive loss in the accompanying unaudited interim condensed consolidated statements of operations were $517 and $516, respectively. The estimated net amount of existing losses at June 30, 2015, that will be reclassified into earnings within the next twelve months relating to previously designated cash flow hedges is $1,035.

The effects of derivative instruments not designated or qualifying as hedging instruments on the unaudited interim condensed consolidated statements of operations is as follows:
		Amount of Loss
Derivatives not designated as hedging instruments	Location of Loss Recognized	Six-month period ended June 30, 2014	Six-month period ended June 30, 2015
Interest rate swaps	Loss on interest rate swaps, net	(10,167)	(10,061)
Total		$(10,167)	$(10,061)

The carrying amounts of cash and cash equivalents, restricted cash, trade accounts receivable, accounts payable, other current liabilities, due from related parties and due to related parties reported in the consolidated balance sheets approximate their respective fair values because of the short-term nature of these accounts. The carrying value approximates the fair market value for floating rate loans and intercompany loan. The carrying value of non-current restricted cash receiving floating interest rate approximates the fair value. The fair value of the interest rate swaps was determined using a discounted cash flow method based on market-based LIBOR swap yield curves, taking into account current interest rates and the creditworthiness of both the financial instrument counterparty and the Company.
The 7.25% Senior Unsecured Notes and the 6.5% Senior Secured Notes have a fixed rate and their estimated fair values are determined through Level 2 inputs of the fair value hierarchy (quoted price in the over-the countermarket). The fair value of the outstanding balance of the $1.9 billion Secured Term Loan B Facility and $1.3 billion Senior Secured Term Loan B Facility which have a fixed rate is estimated through Level 2 inputs of the fair value hierarchy by discounting future cash flows using rates currently available for debt with similar terms, credit risk and remaining maturities.
The estimated fair value of the above 7.25% Senior Unsecured Notes and 6.5% Senior Secured Notes, as at December 31, 2014, was approximately $380,000 and $666,000, respectively. The estimated fair value of the above $1.9 billion Secured Term Loan B Facility and $1.3 billion Senior Secured Term Loan B Facility was approximately the same as their carrying value net of finance fees. For the aforementioned senior notes and term loans their carrying value net of finance fees as at December 31, 2014 was $492,214, $788,224, $1,825,671 and $1,266,341, respectively.
The estimated fair value of the above 7.25% Senior Unsecured Notes and 6.5% Senior Secured as at June 30, 2015, is approximately $422,500, $702,000 respectively. The estimated fair value of the above $1.9 billion Secured Term Loan B Facility and $ 1.3 billion Senior Secured Term Loan B Facility is $2,013,802 and $1,374,483, respectively. For the aforementioned senior notes and term loans their  carrying value net of finance fees as at June 30, 2015 is $492,995, $790,179, $ 1,820,124 and $ 1,261,911, respectively.
The $120,000 facility to DryShips approximately is the same as its fair market value, compared to a carrying  amount net of financing fees of $78,306.
The guidance for fair value measurement applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories.

Fair value measurements are classified based upon inputs used to develop the measurement under the following hierarchy:

Level 1--Quoted market prices in active markets for identical assets or liabilities.
Level 2--Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3--Unobservable inputs that are not corroborated by market data.
The following table summarizes the valuation of assets and liabilities measured at fair value on a recurring basis as of the valuation date.
	June 30, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Interest rate swaps-asset position	$4,660	-	4,660	$-
Interest rate swaps-liability position	(20,568)	-	(20,568)	-

Total	$(15,908)	-	(15,908)	$-